American Funds Growth PortfolioSM Summary prospectus January 1, 2022

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2
	GWPAX	GWPCX	TGGPX	GWPFX	GWPEX	GWPDX	CGPAX	CGPCX	CGPEX	TPGTX	CGPFX	FGPGX
Class	529-F-3	ABLE-A	ABLE-F-2	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	FPGGX	CGQGX	CGRGX	RGWAX	RGWBX	RBGEX	RGPCX	RGWEX	RGSFX	RGWFX	RGWGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at capitalgroup.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated January 1, 2022, are incorporated by reference into this summary prospectus.

Investment objective The fund’s investment objective is to provide long-term growth of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 85 of the prospectus and on page 107 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A and ABLE-A	C and 529-C	529-E	T and 529-T	All F, 529-F and ABLE-F-2 share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.26%	1.00%	0.25%	0.25%	none	none	0.24%	1.00%
Other expenses	0.10	0.10	0.13	0.12	0.11%	0.01%	0.15	0.15
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	0.73	1.47	0.75	0.74	0.48	0.38	0.76	1.52

Share class:	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE-A	ABLE-F-2
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.50%	0.25%	0.25%	none	none	0.25%	none
Other expenses	0.11	0.17	0.17	0.16%	0.11%	0.12	0.11%
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	0.98	0.79	0.79	0.53	0.48	0.74	0.48
Expense reimbursement	—	—	—	—	0.05[2]	0.06[3]	0.07[2,3]
Total annual fund operating expenses after expense reimbursement	0.98	0.79	0.79	0.53	0.43	0.68	0.41

Share class:	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	1.00%	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.10	0.34	0.21	0.15	0.10	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	1.47	1.46	1.18	1.02	0.72	0.52	0.43	0.38

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least January 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

3 Virginia529, as program administrator of ABLEAmerica, is currently waiving the fee owed to it as compensation for its oversight and administration of ABLEAmerica. This waiver will be in effect through at least January 1, 2023. Subject to the terms of its contractual arrangement with the investment adviser, Virginia529 may elect to extend, modify or terminate the waiver at that time.

1     American Funds Growth Portfolio / Summary prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2, 529-F-3 or ABLE-F-2 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	ABLE A	ABLE F-2
1 year	$645	$250	$325	$76	$49	$39	$425	$255	$100	$329	$81	$54	$44	$417	$42
3 years	795	465	484	237	154	122	584	480	312	496	252	170	149	572	147
5 years	958	803	657	411	269	213	758	829	542	678	439	296	264	741	262
10 years	1,429	1,557	1,157	918	604	480	1,259	1,330	1,201	1,203	978	665	599	1,231	597

Share class:	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$150	$149	$120	$104	$74	$53	$44	$39		1 year	$150	$155
3 years	465	462	375	325	230	167	138	122		3 years	465	480
5 years	803	797	649	563	401	291	241	213		5 years	803	829
10 years	1,757	1,746	1,432	1,248	894	653	542	480		10 years	1,557	1,330

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

American Funds Growth Portfolio / Summary prospectus     2

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

The fund will typically have significant exposure to issuers domiciled outside the United States. The fund may also have exposure to smaller capitalization issuers and issuers domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

3     American Funds Growth Portfolio / Summary prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

American Funds Growth Portfolio / Summary prospectus     4

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5     American Funds Growth Portfolio / Summary prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Multi-Cap Growth Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Investment results for Class 529-F-2, Class 529-F-3 and Class ABLE-F-2 shares will be shown after these share classes have had annual returns for at least one calendar year. Class 529-F-2, Class 529-F-3 shares and Class ABLE-F-2 shares will invest in the same securities as the other share classes of the fund but their results may vary from that of other share classes based on their respective fees and expenses. If expenses of the Class 529-F-2, Class 529-F-3 and/or Class ABLE-F-2 are higher, then results would be lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

* We have elected to show Class F-2 shares because the share class has experienced substantial growth in net assets.

Average annual total returns For the periods ended December 31, 2020:
Share class	Inception date	1 year	5 years	Lifetime
F-2 − Before taxes	5/18/2012	25.72%	15.17%	14.68%
− After taxes on distributions		24.67	13.93	13.68
− After taxes on distributions and sale of fund shares		15.97	11.96	12.02

Share classes (before taxes)	Inception date	1 year	5 years	Lifetime
A (with maximum sales charge)	5/18/2012	18.10%	13.55%	13.63%
C	5/18/2012	23.45	14.02	13.60
F-1	5/18/2012	25.38	14.86	14.38
F-3	1/27/2017	25.84	N/A	16.32
529-A (with maximum sales charge)	5/18/2012	20.92	14.02	13.89
529-C	5/18/2012	23.35	13.95	13.82
529-E	5/18/2012	25.01	14.59	14.07
529-F-1	5/18/2012	25.66	15.11	14.60
ABLE-A	7/13/2018	21.02	N/A	12.84
R-1	5/18/2012	24.44	14.04	13.56
R-2	5/18/2012	24.48	14.05	13.56
R-2E	8/29/2014	24.82	14.39	11.31
R-3	5/18/2012	25.05	14.55	14.05
R-4	5/18/2012	25.38	14.90	14.42
R-5E	11/20/2015	25.63	15.14	14.30
R-5	5/18/2012	25.74	15.23	14.73
R-6	5/18/2012	25.80	15.30	14.78

Indexes	1 year	5 years	Lifetime (from Class F-2 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	18.40%	15.22%	15.49%
MSCI® All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	10.65	8.93	7.80
Lipper Global Multi-Cap Growth Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	36.37	16.21	14.17

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Growth Portfolio / Summary prospectus     6

Management

Investment adviser Capital Research and Management CompanySM

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Samir Mathur President	2 years	Partner – Capital Solutions Group
Alan N. Berro Senior Vice President	10 years	Partner – Capital World Investors
Michelle J. Black Senior Vice President	2 years	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	10 years	Partner – Capital Solutions Group
John R. Queen Senior Vice President	2 years	Partner – Capital Fixed Income Investors
William L. Robbins Senior Vice President	2 years	Partner – Capital International Investors
Andrew B. Suzman Senior Vice President	10 years	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

You can access the fund’s statutory prospectus or SAI at capitalgroup.com/prospectus.

MFGEIPX-053-0122P Litho in USA CGD/ALD/10208 Investment Company File No. 811-22656

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY